Employee Benefit Plans - Projected future postretirement benefit payments and future receipts from the federal subsidy (Detail) - Other Postretirement Benefits Plan [Member] $ in Millions	Dec. 31, 2017 USD ($)
Defined benefit plan, expected future benefit payment
2018	$ 2.5
2019	2.2
2020	2.1
2021	2.0
2022	1.9
Next five years	7.3
Defined benefit plan, expected future receipts from federal subsidy
2018	0.1
2019	0.1
2020	0.1
2021	0.1
2022	0.1
Next five years	$ 0.3